                              AMENDMENT AND MODIFICATION
                                          OF
                          PROMISSORY NOTE AND DEED OF TRUST

              THIS AMENDMENT AND MODIFICATION OF PROMISSORY NOTE AND DEED OF TRUST is made as of the 26th day of December, 1996, by and between TOWNSHIP AT HIGHLANDS PARTNERS, LTD., a Texas limited partnership whose address is 1873 South Bellaire Street, 19th Floor, Denver, Colorado 80222 (sometimes referred to as "Borrower" or "Grantor") and BANK UNITED, a federally chartered savings bank formerly known; as Bank United of Texas FSB, whose address for notice is 3200 Southwest Freeway, Suite 1900, Houston, Texas 7702' (sometimes referred to as "Lender" or "Beneficial").

                                       RECITALS

         A. Borrower is the maker of and the Borrower under that certain Promissory Note payable to Lender dated April 8, 1996, in the original principal amount of $9,250,000.00 (the "Note").

         B. Borrower is the grantor under that certain Deed of Trust, Assignment and Security Agreement for the benefit of Lender dated April 8, 1996, and recorded April 10, 1996, under Reception No. A6043035 of the real estate records of the Office of the Clerk and Recorder of Arapahoe County, Colorado (the "Deed of Trust").

         C. The Note was additionally secured by each of the Loan Documents (as that term is defined in the Note), including but not limited to the following:

              l. Assignment of Rents and Leases executed by Borrower for the benefit of Lender dated April 8, 1996, and recorded April 10, l996, under Reception No. A6043036 of the real estate records of the Office of the Clerk and Recorder of Arapahoe County, Colorado.

              2. UCC-1 Financing Statement executed by Borrower for the benefit of Lender recorded April 10, 1996, under Reception No. A6043037 of the real estate records of the Office of the Clerk and Recorder of Arapahoe County, Colorado.

              3. Subordination Agreement executed by Borrower for the benefit of Lender dated April 8, 1996, and recorded April 10, 1996, under Reception No, A6043039 of the real estate records of the Office of the Clerk and Recorder of Arapahoe County, Colorado.

              4. Collateral Assignment of Declarant's Rights executed by Borrower for the benefit of Lender dated April 8, 1996, and recorded April 10, 1996, under Reception No. A6043040 of the real estate records of the Office of the Clerk and Recorder of Arapahoe County, Colorado.

                                                           Page 1 of 5 Pages
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         D.   Borrower desires and Lender agrees to amend and modify the
Promissory Note and Deed of Trust on the terms and conditions set forth herein.

                                      AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         l. INTEREST RATE MODIFICATION. The second paragraph of the Note is deleted in its entirety and replaced with the following:

              In addition to the principal sum referred to in the first paragraph of this Note, Borrower also agrees to pay interest on all amounts so advanced and remaining from time to time unpaid hereon from the date hereof until maturity at 180 basis points (1.80%) above the 30-day London Interbank Offered Rate ("LIBOR") as reflected on page five of the Telerate screen or any other reputable quoting service selected by Lender (the "Basic Rate"), such interest to be paid in arrears, until default or acceleration as provided elsewhere in this Note.

         2.   DEED OF TRUST MODIFICATION. Clause (a) of the first sentence of
Article II of the Deed of Trust is hereby deleted in its entirety and replaced with the following:

              (a) The payment of all amounts from time to time outstanding under the promissory note from Grantor to Beneficiary dated April 8, 1996, in the original principal amount of $9,250,000.00, plus interest thereon at 1.80% above the 30-day LIBOR as announced from time to time, as mere specifically set forth in the promissory note (the "Note), and any and all renewals, extensions for any period, modifications, amendments, enlargements or rearrangements thereof;

and he remainder of that first sentence shall not be modified or deleted in any respect.

         3. NO OTHER MODIFICATIONS. Except as set forth in this Amendment, all other provisions of the Note and Deed of Trust shall remain in full force and effect. This Amendment shall not be deemed to discharge, modify or amend any of the other Loan Documents.

         4. TRANSFER OF INTEREST. Lender hereby consents to the merger of Borrower's general partner, JWE Township at Highlands, L.L.C., a Delaware limited liability company, with and into AIMCO Township at Highlands, L.P., a Delaware limited partnership, whose general partner is AIMCO Holdings, L.P., a Delaware limited partnership, whose general partner is AIMCO Holdings QRS, Inc., a Delaware corporation. This consent shall not be deemed a waiver of Lender's right to require that Borrower obtain Lender's prior written consent to any further Transfers, whether Transfers of the Property or any part thereof or Transfers of Equity Interests in the Borrower, all as set forth in the Loan Documents.


                                                           Page 2 of 5 Pages
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         5.   MODIFICATION FEE: ATTORNEY'S FEES. Borrower shall pay to Lender a modification fee pursuant to a separate agreement, and Borrower shall pay to Lender its attorney's fees and all expenses incurred by Lender in connection with the preparation of this first amendment, including all costs associated with obtaining endorsements to the mortgagee's policy of title insurance issued in connection with the Deed of Trust.

         6. REPRESENTATION AND WARRANTIES. By execution hereof, Borrower hereby reaffirms, ratifies and restates all representations and warranties contained in the Loan Documents, including but not limited to the representations and warranties set forth in Article IV of the Deed of Trust.

         7. NO WAIVER. Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan Documents shall squire the express written approval of Lender,

         8. NOTICES. All notices, requests, consents, demands and other communications required or permitted hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided by applicable law, including but not limited to C.R.S. $$ 38-38-101, ET SEQ., or in such other Loan Document, shall be deemed given immediately upon personal delivery, or five
(5) days following deposit into the United States Mail marked registered or certified mail, postage prepaid at the addresses specified above (unless changed in accordance with law, including recordation, if necessary). Any such notice or communication shall deemed effective either at the time of personal delivery or, in the case of delivery, service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This paragraph shall not be construed in any way to affect or impair any waiver of, notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

         9. NO DEFAULT. As of the present date, the Note, Deed of Trust and Loan Documents am in full force and effect, there are no offsets in amounts due and owing under the Note, there are no defenses to the enforcement of the Note, Deed of Trust or any of the Loan Documents, there are no counterclaims, setoffs or rights to assert a counterclaim or setoff against Lender, and there are no violations of or defaults by or on the part of Lender under any of the terms of the Note, Deed of Trust or any of the Loan Documents. Borrower has no knowledge of any circumstances giving rise to any credit or offset against its obligation to pay the Note or any installments under the Note or any amounts due and owing under the Deed of Trust or any of the Loan Documents.

         10.  CONFLICT.

              a. In the event of any conflict between the Note and Deed of Trust and this Amendment, the terms and provisions of this Amendment shall control.


                                                           Page 3 of 5 Pages
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              b.   Except as modified by this Amendment, the terms and
provisions of the Note and Deed of Trust shall remain in full force and effect.

              c. Any capitalized term not defined herein shall have the meaning ascribed to it in the Note, Deed of Trust or the Loan Documents.

         11. ENTIRE AGREEMENT. There are no secret agreements or understandings between Borrower and Lender with respect to the Note where the debt evidenced thereby or with respect to the Deed of Trust or the security instruments. This Amendment represents the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, promises and writings with respect to the subject matter hereof.

         IN WITNESS WHEREOF, Borrower and Lender have set their hands and seals as of the day and year first above written.

                        BORROWER:

                        TOWNSHIP AT HIGHLANDS PARTNERS, LTD., a
                        Texas limited partnership

                        BY: AIMCO TOWNSHIP AT HIGHLANDS, L.P.,a Delaware limited partnership, successor by merger to JWE Township at Highlands, L.L.C., a Delaware limited liability company, general partner

                             BY: AIMCO HOLDINGS, L.P., a Delaware limited partnership, general partner

                                  BY:  AIMCO HOLDINGS QRS, INC.,
                                       a Delaware corporation, general partner

                                       BY:  /s/ Harry Alcock
                                            ------------------------
                                                   Vice   President
                                                 -------

                                                           Page 4 of 5 Pages

                        LENDER:


                        BANK UNITED, a federally chartered savings bank, f/k/a Bank United of Texas FSB

                        BY:  /s/ Illegible
                             -------------------------------------------
                             Managing Director

STATE OF  Colorado      )
         -----------
                        )SS.
COUNTY OF  Denver       )
         -----------

         The above and foregoing instrument was acknowledged before me this 21 day of December, 1996, by Harry Alcock as Vice President of AIMCO Holdings, QRS, Inc., a Delaware corporation, as general partner of AIMCO Holdings, L.P., a Delaware limited partnership, as general partner of AIMCO Township at Highlands, L.P., a Delaware limited partnership, successor by merger to JWE Township at Highlands, L.L.C., a Delaware limited liability company, as general partner of Township at Highlands Partners, Ltd., Texas limited partnership.

    Witness my hand and official seal.

    My commission expires:   2-13-00
                           -------------------------
                                       /s/ Lori A. Dieckman
                                       ----------------------------------
                                       Notary Public
STATE OF TEXAS               )

                             ) SS.

COUNTY OF HARRIS             )

         The above and foregoing instrument was acknowledged before me this 27th day of December, 1996, by Michael T. Davitt as Managing Director of Bank United, a federally chartered savings bank.

    Witness my hand and official seal.

My commission expires:  3/25/97
                      -------------------

                                       /s/ Joyce Cranford
                                       ----------------------------------
                                       Notary Public

[SEAL]

                                                           Page 5 of 5 Pages